                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party Other than the Registrant  [_]

Check the appropriate box:

[  ]   Preliminary Proxy Statement            [_]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[_]    Definitive Additional Materials

[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              RADYNE COMSTREAM INC.
                (Name of Registrant as Specified in Its Charter)

 Payment of Filing Fee (check the appropriate box):

 [X]   No fee required.

 [_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Title of each series of securities to which transaction applies:

(1)  Aggregate number of securities to which transaction applies:

(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(3)  Proposed maximum aggregate value of transaction:

         $

(4)  Total fee paid:

         $

[_]    Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                              RADYNE COMSTREAM INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001




To Our Stockholders:

The 2001 annual meeting of Stockholders of Radyne ComStream Inc. (the "Company") will be held at the offices of the Corporation at 3138 East Elwood Street, Phoenix, Arizona, 85034, on May 24, 2001, beginning at 2:00 p.m. local time. The annual meeting is being held for the following purposes:

           1.         To elect six directors, each for a term of one year; and

           2. To transact such other business that may properly come before the meeting.

Stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT TO THE COMPANY VIA FACSIMILE TO (602) 437-4811 AND IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                           By Order of the Board of Directors



                                           /s/ Robert C. Fitting
                                           ------------------------------------
                                           Robert C. Fitting
                                           Chief Executive Officer
April 19, 2001
Phoenix, Arizona

                                TABLE OF CONTENTS
                                                                                                                         PAGE
ABOUT THE MEETING
             What is the purpose of the annual meeting?....................................................................1
             Who is entitled to vote?......................................................................................1
             Who can attend the meeting?...................................................................................1
             What constitutes a quorum?....................................................................................1
             How do I vote?................................................................................................2
             What if I vote and then change my mind?.......................................................................2
             What are the Board's recommendations?.........................................................................2
             What vote is required to approve each item?...................................................................2
             Can I dissent or exercise rights of appraisal? ...............................................................3

BOARD OF DIRECTORS
             Election of Directors (Proposal No. 1)........................................................................3
             How are directors compensated?................................................................................5
             Are employees of the Company paid additional compensation
                for service as a director?.................................................................................6
             How often did the Board meet during fiscal 2000?..............................................................6
             What committees has the Board established?....................................................................6

EXECUTIVE OFFICERS AND COMPENSATION
             The Executive Officers........................................................................................6
             Report of the Audit Committee.................................................................................8
             Report of the Compensation Committee on Executive Compensation................................................9
             Executive Compensation Summary...............................................................................11
             Options/SAR Grants in Last Fiscal Year.......................................................................11
             Aggregated Option/SAR Exercises In Last Fiscal Year
                and Fiscal Year-End Options/SAR Values....................................................................11
             Employee Compensation Plans..................................................................................13

STOCK PRICE PERFORMANCE GRAPH.............................................................................................15
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS............................................................................15
SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT...............................................................15
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................................................................17
STOCKHOLDER PROPOSALS AND NOMINATIONS.....................................................................................17
INDEPENDENT AUDITORS......................................................................................................17
OTHER MATTERS.............................................................................................................18
ANNEX I -  RADYNE COMSTREAM INC. AUDIT COMMITTEE CHARTER.................................................................I-1

                              RADYNE COMSTREAM INC.
                             3138 EAST ELWOOD STREET
                             PHOENIX, ARIZONA 85034
                                 (602) 437-9620



                                 PROXY STATEMENT



This Proxy Statement relates to the 2001 Annual Meeting of Stockholders to be held on May 24, 2001 at 2:00 p.m. local time, at the offices of the Company located at 3138 East Elwood Street, Phoenix, Arizona, 85034, or at such other time and place to which the annual meeting may be adjourned or postponed. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. The proxy materials relating to the annual meeting are first being mailed to stockholders entitled to vote at the meeting on or about April 19, 2001.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

           At the Company's annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of six directors. In addition, the Company's management will report on the progress of the Company during 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

           Only stockholders of record at the close of business on the record date, April 13, 2001, are entitled to receive notice of the annual meeting and to vote the shares that they held on that date at the meeting, or any postponement or adjournment of the meeting. At the close of business on April 13, 2001, there were issued and outstanding 14,895,248 shares of the Company's common stock, which are entitled to cast 14,895,248 votes.

WHO CAN ATTEND THE MEETING?

           All stockholders as of the record date, or their duly appointed proxies, may attend the meeting.

WHAT CONSTITUTES A QUORUM?

           The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares on the record date will constitute a quorum, permitting the Company to conduct its business at the annual meeting. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

           You can vote on matters to come before the meeting in two ways:

           1.         You can attend the meeting and cast your vote in person;
                      or

           2. You can vote by completing, dating and signing the enclosed proxy card and returning it to the Company. If you do so, you will authorize the individuals named on the proxy card, referred to as the proxyholders, to vote your shares according to your instructions or, if you provide no instructions, according to the recommendations of the Board of Directors.

WHAT IF I VOTE AND THEN CHANGE MY MIND?

           You may revoke your proxy at any time before it is exercised by:

           - filing with the Secretary of the Company a notice of revocation; or

           - sending in another duly executed proxy bearing a later date; or

           -          attending the meeting and casting your vote in person.

           Your last vote will be the vote that is counted.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

           Unless you give other instructions on your proxy card, the persons named on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth together with a description of such item in this proxy statement. In summary, the Board recommends a vote for election of the nominated slate of directors.

           With respect to any other matter that properly comes before the meeting, the proxyholders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

           ELECTION OF DIRECTORS. The nominees who receive the most votes will be elected to the Board of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

           OTHER ITEMS. For each other item the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

           EFFECT OF BROKER NON-VOTES. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

CAN I DISSENT OR EXERCISE RIGHTS OF APPRAISAL?

           Under Delaware law, holders of our voting stock are not entitled to dissent from any of the proposals to be presented at the annual meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.



                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)


GENERAL

           A board of six (6) directors is to be elected at the annual meeting. It is expected that a majority of the Common Stock will be voted in favor of the six (6) nominees named below, all six (6) of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director, an alternate nominee shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified.

VOTE REQUIRED

           If a quorum is present and voting, the SIX (6) nominees receiving the highest number of votes will be elected to the Board of Directors.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE DIRECTOR NOMINEES.


NOMINEES

           The names of the nominees, and certain information about them are set forth below:

NAME OF
NOMINEE                             AGE      TITLE
-------                             ---      -----
Lim Ming Seong                      53      Chairman of the Board of Directors
Lee Yip Loi                         57      Director
Dennis W. Elliott                   59      Director
Tang Kum Chuen                      45      Director
Robert C. Fitting                   65      Director and Chief Executive Officer
Dr. C.J. Waylan                     59      Director

           LIM MING SEONG has been a Director and Chairman of the Board of the Company since August 1996 and is chairman of its Compensation Committee. He is Chairman of Stetsys Pte Ltd (ST). He sits on the boards of several ST related and publicly listed companies such as ST Assembly Test Services Ltd, and Chartered Semiconductor Manufacturing Ltd, where he is their Deputy Chairman, and CSE Systems & Engineering Ltd., where he is its Chairman. He has been a Group Director of Singapore Technologies Pte Ltd., the parent of ST since February of 1995. From March 1992 until February 1995, he was Executive Director of Singapore Technologies Ventures Pte Ltd and from February 1990 to March 1992, he was Group President of Singapore Technologies Holdings Pte Ltd. Prior to that time, he held various corporate and government positions, including Deputy Secretary in the Singapore Ministry of Defense from 1979 to 1986. Mr. Lim received his Bachelor of Science (Honors) in Mechanical Engineering from the University of Toronto and his Diploma in Business Administration from the University of Singapore. Mr. Lim also completed the Advanced Management Programs at INSEAD and the Harvard Business School.

           LEE YIP LOI has been a Director of the Company since August 1996 and is chairman of the Audit Committee and a member of the Compensation Committee of the Board. He was Regional Director (America) of Singapore Technologies Pte Ltd from March 1994 until December 1998, and from May 1990 to January 1997, he was President of its affiliate, Metheus Corporation. Prior to that time, he held a number of managerial positions with such corporations as Singapore Technologies Pte Ltd, Jurong Industries Ltd and Morgan Guaranty Trust and government positions with the Singapore Ministries of Education, Defense, Culture and Home Affairs. Mr. Lee is currently president and director of WhiteRock(2) Management
(USA) Inc., and a director of Stetsys Pte Ltd, Stetsys US Inc., WhiteRock Investments III Ltd, WhiteRock(2) Management Ltd and KnowledgeWindow Inc.
Mr. Lee holds a Bachelor of Science Degree (with Honors) from the University of Singapore and completed the Advanced Management Program at Harvard Business School and the commercial banking management program at J.P. Morgan.

           DENNIS W. ELLIOTT has been a Director of the Company since October 1998 and is a member of the Audit and Compensation Committees of the Board. He is the President of Elliott Communications Co., a technology/marketing consulting concern involved in advising companies on strategy and developing operating ventures in telecommunications, data networking, digital television/HDTV and multimedia. He has also held executive positions at Pacific Telecom, Inc., RCA American Communications (now GE American Communications) and RCA Global Communications. Mr. Elliott holds an M.B.A. from Harvard University, an M.S.E.E from Stanford University, and a B.S.E.E. from the University of Iowa.

           TANG KUM CHUEN has been a Director of the Company since June 1999. Mr. Tang has been the General Manager of Agilis Communication Technologies Pte Ltd since January 1999. From July 1997 until December 1998, he was the Deputy General Manager of CET Technologies Pte Ltd. From April 1990 until June 1997, he was employed by Singapore Technologies Electronics Limited, initially as Senior Project Engineer and promoted to Divisional Manager on July 1, 1996. From May 1987 until March 1990, he held various government positions with the Singapore Ministry of Defense. Mr. Tang has a Master of Science degree (IE) from the National University of Singapore and a Bachelor of Engineering degree (First Class Honors) from Monash University.

           ROBERT C. FITTING has been a Director of the Company since March 1995 and has served as the Company's Chief Executive Officer since October 1998 and was its President from February 1995 until March 28, 2000. He became a Director of the Company in March 1995. Mr. Fitting has a Master of Electrical Engineering degree from New York University and a Bachelors with distinction from Penn State University. His professional career began at Bell Laboratories in 1962 where he spent six years developing innovative communication technologies. Mr. Fitting then joined the Motorola Government Electronics Division where he was an engineering manager. He published more than a dozen technical papers and was awarded a number of patents. He left Motorola in 1978 to build a new company under an agreement with Comtech Telecommunications. The new company was named Comtech Data Corporation, subsequently known as Fairchild Data Corporation. Mr. Fitting was the General Manager and President of Comtech Data Corporation from 1978 to 1984. He left Comtech to start a new company called EFData Corporation. As co-founder, CEO and President of EFData Corporation, Mr. Fitting built the company into a worldwide market leader in satellite communications equipment. While at EFData, Mr. Fitting won the "Arizona Entrepreneur of the Year" award in the manufacturing/high technology category.

           DR. C. J. WAYLAN has been a director since February 15, 2000 and is a member of the Audit and Compensation Committees of the Board. He is currently a telecommunications and business advisor to startup ventures, mature companies initiating new business strategies and early stage investment firms. From September 1997 to August 2000, he was the President and Chief Executive Officer of Constellation Communications, Inc. (CCI). From 1981 until 1996, Dr. Waylan served in several senior executive positions for GTE Corporation. He founded Southern Pacific Satellite Company (SPSC) which became GTE Spacenet, where he served as its president until 1993. He led the teams which initiated several new wireless voice and data activities as an Executive Vice President in GTE's wireless group. Dr. Waylan served in the US Navy for twenty years in a number of space and communications-related positions. He retired from the Navy in 1979 with the rank of Commander. He has a Bachelor of Science degree in physics from the University of Kansas, a Master of Science degree in electrical engineering and a Ph.D. from the Naval Postgraduate school. He currently serves on the boards of directors of Constellation Communications and Globecomm Systems, Inc. During the past twenty five years, Dr. Waylan has served on numerous boards for commercial and government organizations including the International Communications and Information Policy Advisory Committee of the U.S. Department of State.

HOW ARE DIRECTORS COMPENSATED?

           Our policy has been to pay no cash compensation to directors who are our employees or ST affiliates for their service as directors. Outside directors are paid $4,000 per meeting attended and $500 if attendance is via telephone. In April 1999, all directors became eligible to receive stock options. During fiscal 2000, options were granted to the Directors as follows: On February 14, 2000, the Board of Directors voted to grant Dr. Waylan options to purchase 10,000 shares of our common stock at $14.00 per share. On the same date, options to purchase 5,000 shares each were granted to Mr. Elliott, Mr. Tang and Mr. Lee at $14.00 per share. These options expire in February 2010. Further, on September 26, 2000, Mr.'s Elliott and Lee were each granted options to purchase 2,000 shares at $8.25 which options expire on September 26, 2010 and on October 6, 2000, Messrs. Elliott, Lee and Tang were each granted options to purchase 1,300 shares at $6.50 and Mr. Waylan was granted options to purchase 2,500 shares at $6.50, which options will expire on October 6, 2010.

ARE EMPLOYEES OF THE COMPANY PAID ADDITIONAL COMPENSATION FOR SERVICE AS A DIRECTOR?

           No. We do, however, reimburse them for travel and other related expenses.

HOW OFTEN DID THE BOARD MEET DURING FISCAL 2000?

           The Board of Directors met four times during fiscal 2000. Attendance by directors at the meetings of the Board and Board committees on which they served was 100%.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

           The Board of Directors has standing Executive, Compensation, and Audit Committees. The Company does not maintain a standing nominating committee or other committee performing similar functions. The function of nominating directors is carried out by the entire Board of Directors. Our Bylaws, however, provide a procedure for you to recommend candidates for directors at an annual meeting. For more information, see page 17 under "Stockholder Proposals and Nominations."

     NAME                      EXECUTIVE COMMITTEE     COMPENSATION COMMITTEE        AUDIT COMMITTEE
     ----                      -------------------     ----------------------        ---------------
Lim Ming Seong                         X                        X
Lee Yip Loi                            X                        X                        X
C.J. Waylan                                                     X                        X
Dennis W. Elliott                                               X                        X
Robert C. Fitting                      X


EXECUTIVE COMMITTEE. The Executive Committee, which consisted of directors Lim, Lee and Fitting, met two times during fiscal 2000. The Executive Committee reviews the business plan of the Company and evaluates potential strategic partnerships, including acquisitions.

COMPENSATION COMMITTEE. The Compensation Committee, which consisted of directors Lim, Lee, Elliott, and Waylan, met four times during fiscal 2000. The Compensation Committee reviews the performance of management and will at the appropriate times review the structure of management and plans for management succession. The Committee also reviews and approves the Company's compensation policies and administers the Company's 1996 Incentive Stock Option Plan and its 2000 Long Term Incentive Plan.

AUDIT COMMITTEE. The Audit Committee, which consisted of directors Lee, Elliott and Waylan, met four times during fiscal 2000. The Audit Committee reviews and approves the scope of the audit performed by the Company's independent auditors as well as the Company's accounting principles and internal accounting controls.


                       EXECUTIVE OFFICERS AND COMPENSATION

Our management consists of the following personnel, in addition to Robert C. Fitting, our Chief Executive Officer who is named above as a Director.

NAME                                   AGE                       POSITION
----                                   ---                       --------
 Brian Duggan                           59             President and Chief Operating Officer
 Steven Eymann                          49             Executive Vice President
 Garry Kline                            52             Chief Financial Officer


THE EXECUTIVE OFFICERS

           BRIAN DUGGAN was promoted to President and Chief Operating Officer on March 28, 2000. Mr. Duggan had served as Vice President of Sales and Marketing since December 1998. In that capacity, Mr. Duggan handled global sales and marketing efforts for our complete equipment line, with all regional sales offices reporting directly to him. Prior to this appointment, Mr. Duggan served as Director of Worldwide Sales for ComStream Corporation. Before joining ComStream in 1995, Mr. Duggan spent eight years as Director of Marketing with Comtech Systems, Inc. He has held various positions with Plessey Electronics Systems Ltd. (UK) in engineering and sales and marketing, and with Datotek Corporation in Texas as Director of Marketing. Mr. Duggan is a graduate of Hatfield College in the United Kingdom, where he majored in engineering.

           STEVEN W. EYMANN has been Chief Technical Officer since October 1998 and has been our Executive Vice President since February 1995. Mr. Eymann graduated with honors and a Bachelor of Science in Electrical Engineering from the University of Nebraska. His professional career began in 1974 at the Motorola Government Electronics Division, where he was a design engineer, task leader and finally a project leader on a number of developments. In 1981, Mr. Eymann joined Comtech Data Corporation, where he was Director of Product Development. Mr. Eymann was responsible for budget, schedule, and technical aspects of all new product development within Comtech. He left Comtech in 1984 to co found EFData Corporation. As Vice President of Engineering and co-founder of EFData, Mr. Eymann was responsible for new product development and engineering management in the design and manufacture of high technology military and commercial communications equipment. He developed the Intelsat Data Subsystem including modems and redundancy switches. These pre-eminent designs helped EFData become the leading supplier of satellite modems in the world. In 1993, Mr. Eymann became President of EFData. In 1995, Mr. Eymann participated in the turnaround of Radyne Corp and once again was the major contributor in new product designs.

           GARRY D. KLINE, Vice President of Finance, Chief Financial Officer and Secretary, joined our Company in September 1995. From that time until July 1997 he was Secretary and Controller. From 1987 until September 1995, Mr. Kline served as CFO and Controller of EFData Corporation. Prior to 1987, Mr. Kline served in various positions, including Vice President of Finance for Megatronics Inc., a publicly held printed circuit board manufacturer, Vice President of Operations for Vernal Lodging Associates, a hospitality management company, and General Partner of Tax and Accounting Computer Service, an accounting company.

                          REPORT OF THE AUDIT COMMITTEE

           The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

           It is the duty of the Audit Committee to provide independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of independent directors, and acts under a written charter that sets forth the audit related functions the committee is to perform. You can find a copy of that charter attached to this proxy statement as Annex I. The audit functions of the Audit Committee are to:

           - Serve as an independent and objective party to monitor the Company's financial reporting process and system of internal control structure;

           - Review and appraise the audit efforts of the Company's independent auditors; and

           - Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

           The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors and with appropriate Company financial personnel. We regularly meet privately with the independent auditors, who have unrestricted access to the Committee. We also recommend to the Board the appointment of the independent auditors and review periodically their performance and independence from management. Toward that end, we have considered whether the non-audit related services provided by our independent auditors are compatible with their independence. In addition, the Committee reviews the Company's financing plans and reports recommendations to the full Board for approval and to authorize action.

           Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal control structure. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

           This year, we reviewed the Company's audited financial statements and met with both management and KPMG, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with generally accepted accounting principles. We have received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. We also discussed with KPMG any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 89 and No. 90.

           Based on these reviews and discussions, we recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                                          Lee Yip Loi, Chairman
                                                          Dennis W. Elliott
                                                          C.J. Waylan

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

           The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report.

           It is the duty of the Compensation Committee to review and determine the salaries and bonuses of executive officers of the Company, including the Chief Executive Officer, and to establish the general compensation policies for such individuals. We believe that the compensation programs for the executive officers should reflect the Company's performance and the value created for our shareholders. In addition, the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company's success.

             General Compensation Policy and Philosophy. The Compensation Committee's policy is to provide the Company's executive officers with compensation that is based on their individual performance, the financial performance of the Company and that is competitive enough to attract and retain highly skilled individuals. Each officer's compensation is comprised of; (i) a base salary, (ii) performance bonuses and (iii) stock-based incentives designed to tie the overall compensation of the officers to the interests of the shareholders.

             CEO Compensation. With the successful listing of the Company's stock on the Nasdaq National Market and the improving profitability of the Company, Mr. Fitting's salary was revised upward to $250,000 on July 1, 2000. Additionally, the Board approved bonuses of $625,000 and the issuance of 125,000 Incentive Stock Options with the average exercise price of $13.00 per share. Mr. Fitting was required to pay off a previously granted loan with a portion of the after tax proceeds of his bonuses.



           Executive Officer Compensation. Steve Eymann, the Company's Sr. Executive Vice President and Chief Technical Officer had compensation composed principally of base salary, stock options granted in 1996, 1998 and 2000, and bonuses as described below.

             Brian Duggan, the Company's President and Chief Operating Officer had compensation composed principally of base salary, stock options granted in 1999 and 2000, and bonuses as described below.

           Garry D. Kline, the Company's Chief Financial Officer, had compensation composed principally of base salary, stock options granted in 1996, 1998, 1999 and 2000, and bonuses as described below.

           In fiscal 2000, our Board of Directors recognized the significant achievements of our senior management in improving profitability of the Company by awarding bonuses of $63,634 to Brian Duggan, $277,625 to Steven W. Eymann, and $169,859 to Garry D. Kline. Mr.'s Fitting, Eymann and Kline were required to pay off previously granted loans with a portion of the after tax proceeds of their bonuses.

           Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million for each executive officer named in this proxy statement. The $1 million limitation generally does not apply to compensation that is considered performance-based. Non-performance-based compensation paid to the Company's executive officers for the 2000 fiscal year did not exceed the $1 million limit per employee. The Company believes that its compensation policy satisfies 162(m). As a result, the Company believes that the compensation paid under this policy is not subject to limits of deductibility. However, there can be no assurance that the Internal Revenue Service would reach the same conclusion.

                                                        Lim Ming Seong, Chairman
                                                        Lee Yip Loi
                                                        Dennis W. Elliott
                                                        C.J. Waylan


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee has consisted of Messrs. Lim, Lee, Elliott and Waylan. There were no interlocking relationships between the Company and other entities that might affect the determination of the compensation of the executive officers of the Company.


                         EXECUTIVE COMPENSATION SUMMARY

         The following table sets forth the total compensation paid or accrued for our chief executive officer and our three other executive officers who were employed by us at December 31, 2000, excluding officers paid less than $100,000 annually (collectively, the "Named Executive Officers").

                                                                                      LONG-TERM COMPENSATION
                                                                             --------------------------------------
                                            ANNUAL COMPENSATION                       AWARDS               PAYOUTS
                                   --------------------------------------    ------------------------     ---------
                                                                             RESTRICTED    SECURITIES
                                                             OTHER ANNUAL      STOCK       UNDERLYING       LTIP        ALL OTHER
NAME AND                             SALARY       BONUS      COMPENSATION     AWARD(S)      OPTIONS/       PAYOUTS    COMPENSATION
PRINCIPAL POSITION         YEAR       ($)          ($)           ($)            ($)           SARs           ($)         ($)(1)
-----------------------    ----    ---------    ---------    --------------------------    ----------     ---------   ------------
Robert C. Fitting .....    2000    $ 218,416    $ 200,000        --             --           125,000          --        $ 437,843
  Chief Executive          1999    $ 366,588        --           --             --              --            --        $ 229,056
  Officer                  1998    $ 144,234        --           --             --            30,000          --        $   1,186

Brian Duggan ..........    2000    $ 162,308     $63,634         --             --           120,390          --        $ 10,529
  President and Chief      1999       N/A          N/A          N/A            N/A             N/A           N/A             N/A
  Operating Officer *      1998       N/A          N/A          N/A            N/A             N/A           N/A             N/A

Steven W. Eymann ......    2000    $ 145,201     $65,175         --             --           101,690          --        $ 221,811
  Executive                1999    $ 236,916        --           --             --              --            --        $ 138,588
  Vice-President           1998    $ 133,543        --           --             --            30,000          --        $   1,174

Garry D. Kline ........    2000    $ 121,408      63,634         --             --           114,190          --        $ 112,663
  Chief Financial          1999    $ 113,045        --           --             --            20,000          --        $  92,070
  Officer                  1998    $  75,000        --           --             --            30,000          --        $     186

------------------

*    Brian Duggan became an officer of the Company during the 2000 fiscal year.

(1) For the year ended 2000, these amounts were for matching 401K contributions, executive loans forgiven, stock option compensation, cafeteria benefits, and excess group term life insurance premiums.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth information concerning grants of stock options to the Named Executive Officers during fiscal 2000. The Company does not maintain an option or other stock based plan that provides for the grant of stock appreciation rights ("SARs").

                                           INDIVIDUAL GRANTS
                       ----------------------------------------------------------
                       NUMBER OF
                       SECURITIES     PERCENT OF      AVERAGE
                       UNDERLYING   TOTAL OPTIONS/    EXERCISE
                        OPTIONS/    SARs GRANTED TO     PRICE                           AVERAGE
                          SARs       EMPLOYEES IN       (PER        EXPIRATION        GRANT DATE
     NAME               GRANTED      FISCAL YEAR        SHARE)          DATE        PRESENT VALUE $(1)
--------------------   ----------   ---------------   ---------   ---------------   ------------------
Robert C. Fitting       125,000          7.7%           $13.00    6/29/09-10/6/09       $10.98
Brian Duggan            120,390          7.4%           $12.92    2/15/09-10/6/09       $10.80
Steven Eymann           101,690          6.3%           $13.00    6/29/09-10/6/09       $10.97
Garry Kline             114,190          7.0%           $12.94    2/15/09-10/6/09       $10.85

--------------------

(1) Based on the Black-Scholes option pricing model, assuming that one-fourth of the options will be exercisable on the grant date and each of the first three anniversaries thereof, no dividend yield, expected volatility of 104% to 122% and a risk-free interest rate of 5.76%. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed rates of stock price appreciation are provided in accordance with the rules of the SEC and do not represent our estimate or projection of the future price of our common stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of our common stock.

           AGGREGATE OPTION EXERCISES IN 2000 AND HOLDINGS AT YEAR END

         The following table sets forth information concerning option exercises and option holdings for fiscal 2000 with respect to the Named Executive Officers.

                                                           NUMBER OF SECURITIES
                                                          UNDERLYING UNEXERCISED                VALUE OF UNEXERCISED
                           SHARES                             OPTIONS/SARs AT                   IN-THE-MONEY OPTIONS/
                          ACQUIRED                            FISCAL YEAR-END                SARs AT FISCAL YEAR-END(1)
                             ON         VALUE      -----------------------------------   -----------------------------------
         NAME             EXERCISE     REALIZED     EXERCISABLE         UNEXERCISABLE     EXERCISABLE         UNEXERCISABLE
---------------------    ----------  -----------   -----------------------------------   -----------------------------------
Robert C. Fitting            --           --          165,635               76,250         $ 300,669            $ 18,754
Brian Duggan               12,500     $ 318,750        66,065               91,825         $  19,538            $ 39,075
Steven Eymann                --           --          222,375               60,300         $ 480,982            $ 18,754
Garry Kline                  --           --           75,007               79,675         $  53,900            $ 40,634

--------------------

(1) Options are considered "in the money" if the fair market value of the underlying securities exceeds the exercise price of the options. These values are based on the December 29, 2000 closing price of the Common Stock of $5.31 per share on the Nasdaq National Market, less the per share exercise price.

EMPLOYEE COMPENSATION PLANS

2000 LONG-TERM INCENTIVE PLAN. Our stockholders adopted the 2000 Long-Term Incentive Plan on June 29, 2000 as a means of rewarding certain officers and directors for their efforts in improving our competitive and financial position and also as an incentive to retain these individuals in the future. Our Compensation Committee administers the plan and has the authority to determine all matters relating to the plan, including the selection of individuals to be granted options, the number of shares subject to the options, the exercise price, and the term of and method by which the options may be exercised. As of December 31, 2000, options to purchase 1,317,025 shares of common stock were outstanding at a weighted average exercise price of $11.87 per share and options have been exercised to purchase 1,347,300 shares of common stock. The total number of shares of common stock remaining reserved for issuance under the plan as of December 31, 2000 was 1,182,975. Under the plan, we may not grant options after April 30, 2010.

1996 INCENTIVE STOCK OPTION PLAN. Our stockholders adopted the 1996 Incentive Stock Option Plan on January 8, 1997 as a means of rewarding certain officers and directors for their efforts in improving our competitive and financial position and also as an incentive to retain these individuals in the future. Our Board of Directors or the Compensation Committee administers the plan. Each has the authority to determine all matters relating to the plan, including the selection of individuals to be granted options, the number of shares subject to the options, the exercise price, and the term of and method by which the options may be exercised. As of December 31, 2000, options to purchase 1,363,941 shares of common stock were outstanding at a weighted average exercise price of $5.62 per share and options have been exercised to purchase 628,827 shares of common stock. The total number of shares of common stock remaining reserved for issuance under the plan as of December 31, 2000 was 89,174. Under the plan, we may not grant options after November 12, 2006.

         Options granted under both the 2000 Long-Term Incentive Plan and the 1996 Incentive Stock Option Plan may be non-qualified options or options qualifying as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The initial exercise option price of each stock option granted under each plan will not be less than the fair market value (110% of the fair market value if the grant is to any grantee owning more than 10% of our outstanding common stock) of the common stock subject to the option.

         An option grantee must exercise any option no more than ten years after the date of the grant, except that options granted to persons who own more than 10% of the total combined voting power of our stock or that of an affiliate must be exercised within five years of the grant.

         Any option granted on or after October 6, 1998 under the 1996 Incentive Stock Option Plan generally becomes exercisable immediately as to 25% of the shares covered thereby and becomes exercisable for an additional 25% in each of the succeeding three years. No options granted under either plan are transferable, except upon the death of the grantee.

1999 EMPLOYEE STOCK PURCHASE PLAN. On June 15, 1999, our stockholders adopted the 1999 Employee Stock Purchase Plan, as a means of rewarding and retaining existing employees. The purchase plan allows eligible employees, including officers and directors, to utilize payroll deductions to purchase shares of our common stock.

         The Board of Directors or a committee of two or more directors, none of whom will be officers or employees, have full authority to administer all aspects of the purchase plan. As of December 31, 2000, 124,228 shares have been authorized and issued under the plan, and 875,772 shares remain authorized and available for issuance.

         Each eligible employee may elect to have from 1% to 15% of his or her salary deducted in each pay period and deposited into a stock purchase account in such employee's name. At the conclusion of each purchase period, the employee may exercise the right to purchase shares of common stock or elect a cash distribution of all amounts held in the stock purchase account. Amounts in such accounts may be used by employees to purchase the largest number of whole shares available at the purchase price. The purchase price for shares of common stock will be the lesser of 85% of the fair market value of the common stock on (a) the first day of the applicable purchase period, or (b) the last day of such period. In the event of termination of a participant's employment of all funds in the employee's stock purchase account will be distributed to such employee in cash, except for termination relating to a normal or early retirement, in which case the balance in the stock purchase account will be used to purchase shares of common stock.

EMPLOYEE BENEFIT PLAN. We have a qualified contributory 401(k) plan that covers all employees in our Phoenix facility who have attained the age of 18 and are employed at the enrollment date. We provided contributions of $172,957, $85,301, and $31,690 respectively for the years ended December 31, 2000, 1999, and 1998. Each participant may elect to contribute up to 15% of his or her gross compensation up to the maximum amount allowed by the Internal Revenue Service. We match 50% of employee's contributions up to $2,000 per year.

         We also have a qualified contributory 401(k) plan that covers all full-time employees in our San Diego facility who have been employed continuously for at least 30 days prior to the enrollment date. We provided contributions of $137,702 for the year ended December 31, 2000, $143,487 for the year ended December 31, 1999, and $30,450 for the period October 15, 1998 through December 31, 1998. Each participant may elect to contribute up to 15% of his or her gross compensation up to the maximum amount allowed by the Internal Revenue Service. We match $0.35 for every dollar up to 7% of the employee's contribution.

         We also have a qualified contributory 401(k) plan that covers all full-time employees employed by our subsidiary, Armer Communications.

         The Company intends to merge all plans under one plan with terms similar in nature to the plan in place at the Phoenix facility. This merger is planned to be completed by the end of April 2001.

                         STOCK PRICE PERFORMANCE GRAPH

         The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of (i) the Company's Common Stock, (ii) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Market") and (iii) a peer group index selected by the Company (the "Peer Group"), from December 31, 1995 through December 31, 2000 (the end of the Company's fiscal year). The Peer Group was selected by the Company based upon similar Standard Industrial Codes.

         The graph assumes that $100 was invested on December 31, 1995 in the Company's Common Stock and in each of the comparison indices, and assumes that all dividends paid were reinvested. The comparisons in the graph are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.


          Comparison of Five-Year Cumulative Total Returns Performance
                        Report for RADYNE COMSTREAM, INC.

                             [PERFORMANCE GRAPH]

                                     LEGEND

                                                               NASDAQ Stocks
                                                               (SIC 3660 -
                                                               3669 US
                                                Nasdaq Stock   Companies)
                                  RADYNE         Market (US    Communications
                 Date         COMSTREAM, INC.    Companies)    Equipment
               ----------     ---------------   ------------   --------------
                  12/1995        100.0            100.0          100.0
                  12/1996        123.1            123.0          110.9
                  12/1997         76.9            150.7          118.7
                  12/1998         83.1            212.5          109.3
                  12/1999        166.2            394.9          471.5
                  12/2000        130.8            237.7          287.9



CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Sales of products in the ordinary course of business to Agilis Communication Technologies Pte Ltd, an affiliated company under the common control of ST, were $352,048 for the year ended December 31, 2000.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following table sets forth, as of December 31, 2000, the ownership of our Common Stock by (i) each person who is known by us to own of record or beneficially more than 5% of our outstanding Common Stock, (ii) each of our directors and our Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, and (iii) all directors and executive officers of our Company as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated subject to applicable community property law.

                                                NUMBER OF       PERCENTAGE OF
       NAME & ADDRESS                           SHARES(1)          CLASS(1)
------------------------------------         ---------------    -------------
Stetsys US, Inc.(2)                            1,180,000             7.96%
Stetsys Pte Ltd(2)                             9,676,800(3)         65.28%
Robert C. Fitting(4)                             304,846(5)          2.06%
Brian J. Duggan(4)                                80,558(6)            *
Steven W. Eymann(4)                              290,475(7)          1.96%
Garry D. Kline(4)                                106,302(8)            *
Ming Seong Lim(2)                                      0                0
Yip Loi Lee(4)                                    18,300(9)            *
C. J. Waylan(4)                                   14,300(11)           *
Dennis W. Elliott(4)                              18,300(9)            *
Kum Chuen Tang(2)                                 18,300(10)           *
All directors and executive officers             851,381             5.74%
of the Company as a group (nine
persons)


--------------------

*    Less than one percent.

(1) The numbers and percentages shown include the shares of common stock actually owned as of December 31, 2000 and the shares of common stock that the person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of December 31, 2000 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

(2) The address for each of these stockholders is: c/o Singapore Technologies Pte Ltd, 83 Science Park Drive, #01-01/02 The Curie, Singapore Science Park, Singapore 118258.

(3) The shares reported as owned by Stetsys Pte Ltd include the shares reported as beneficially owned by Stetsys US, Inc., of which Stetsys Pte Ltd is the sole stockholder. The Minister of Finance (Incorporated) of Singapore owns 100% of the stock of Singapore Technologies Pte Ltd, which in turn owns 100% of Stetsys Pte Ltd.

(4) The address for each of these stockholders is: c/o Radyne ComStream Inc., 3138 East Elwood Street, Phoenix, Arizona 85034.

(5)  Includes 165,635 shares underlying exercisable options held by Mr. Fitting.

(6)  Includes 66,065 shares underlying exercisable options held by Mr. Duggan.

(7)  Includes 222,375 shares underlying exercisable options held by Mr. Eymann.

(8)  Includes 75,007 shares underlying exercisable options held by Mr. Kline.

(9) Includes 18,300 shares underlying exercisable options held by each of Messrs. Elliott and Lee.

(10) Includes 16,300 shares underlying exercisable options held by Mr. Tang.

(11) Includes 12,500 shares underlying exercisable options held by Mr. Waylan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it during the year ended December 31, 2000, the Company believes that, during such year its executive officers, directors and ten- percent stockholders complied with all such filing requirements.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

         Stockholder proposals for the 2002 annual meeting must be received at the principal executive offices of the Company by January 1, 2002 to be considered for inclusion in the Company's proxy materials relating to such meeting.

         If you wish to nominate directors or bring other business before the stockholders at the 2002 annual meeting of Stockholders:

- You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates;

-    You must notify the Secretary in writing no later than January 1, 2002;

-    Your notice must contain the specific information required in our Bylaws.

                  A nomination or other proposal will be disregarded if it does not comply with the above procedure and any additional requirements set forth in our Bylaws. Please note that these requirements relate only to the matters that you wish to bring before your fellow stockholders at an annual meeting. They are separate from the SEC's requirements to have your proposal included in our proxy statement.

                              INDEPENDENT AUDITORS

         KPMG, the Company's independent auditors for the fiscal year ended December 31, 2000, has been appointed as the Company's independent auditors for the fiscal year ending December 31, 2001. A representative of KPMG will be present at the meeting and will be given an opportunity to make a statement and to respond to questions regarding KPMG's audit of the Company's financial statements and records for the fiscal year ended December 31, 2000.

AUDIT FEES

         The aggregate fees billed by KPMG for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year ended December 31, 2000 were $121,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal year ended December 31, 2000, KPMG was not paid a fee for, and did not provide, directly or indirectly, any services relating to the design or implementation of the Company's information system, local area network, or any hardware or software system.

ALL OTHER FEES

         KPMG was paid a fee for financial reviews of the Company's filings on Forms S-2, S-3 and S-8 (and amendments thereto). Additionally, KPMG provided assistance during the acquisition of Armer Communications Engineering Services. Aggregate fees billed by KPMG for these matters were $55,000.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Board of Directors does not intend to present at the annual meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                                              RADYNE COMSTREAM INC.



                                              /s/ Garry D. Kline
                                              ----------------------------
                                              Garry D. Kline
                                              Secretary


April 19, 2001

                                                                         ANNEX I


                              RADYNE COMSTREAM INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER


1.       COMMITTEE PURPOSE

         The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Company's financial reporting process and system of internal control structure;

         - Review and appraise the audit efforts of the Company's independent auditors; and

         - Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Part IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall, except as otherwise permitted under applicable Nasdaq rules, be independent directors, and shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director shall not be deemed independent for this purpose if he or she (a) has been an officer or employee of the Company or its affiliates for the current or any of the past 3 years, (b) has received over $60,000 of compensation from the Company or any of its affiliates in the previous fiscal year, except compensation for board service, tax-qualified retirement plan benefits or non-discretionary compensation, (c) is an immediate family member of an individual employed as an executive officer of the Company or any of its affiliates in the current or any of the past 3 years, (d) is a partner, controlling shareholder or executive officer of a business to whom the Company made, or from whom it received, payments in excess of 5% of the consolidated gross revenues of either entity, or $200,000 if higher, in any of the past 3 years, (e) is an executive of another entity if any of the Company's executives serve on that entity's compensation committee, or (f) as otherwise set forth in applicable Nasdaq rules. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at its annual organizational meeting, and at such other times as may be necessary to fill vacancies, and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate, in person or via telephone conference call. As part of its role to foster open communications, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent auditors and management quarterly to review the Company's financials, consistent with IV.3 below. The Committee may ask members of management or others to attend meetings and provide pertinent information.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

1. Review, reassess the adequacy of and, if necessary or appropriate, update this Charter periodically.

2. Review, and discuss with management, the company's annual financial statements and any related reports or other financial information submitted to the public, including any certification, report opinion or review rendered by the independent auditors, and recommend to the Board whether or not the financial statements should be included in the Company's report on Form 10-K.

3. Review each report on Form 10-Q prior to its filing and each earnings report prior to its release. The Chair of the Committee may represent the entire Committee for purposes of this review.

4. Recommend to the Board of Directors the selection of the independent auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

5. On an annual basis, ensure that it receives from the independent auditors as required by ISB Standard No. 1, a formal written statement of all relationships the auditors and their affiliates have with the Company and its affiliates, to determine the auditors' independence and objectivity.

6. Periodically consult with the independent auditors out of the presence of management about the adequacy of internal controls and the fullness and accuracy of the Company's financial statements.

7. In consultation with the independent auditors, review the Company's external financial reporting processes, accounting principles as applied in its financial reporting and approve major changes in accounting principles and practices and changes or improvements in financial or accounting practices.

8. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

9. Following completion of the annual audit, review separately with each of management and the independent auditors any significant audit findings and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

10. As required by SAS No. 61, discuss with the independent auditors (a) methods used to account for significant unusual transactions, (b) controversial or emerging accounting policy areas, (c) particularly sensitive accounting estimates and judgements, (d) disagreements with management over the application of accounting principles, the basis for management's estimates or the disclosures in the financial statements and (e) any significant findings and any significant difficulties encountered during the course of the review, including any restrictions on the scope of work or access to required information.

11. Prepare a committee report, for inclusion in the Company's annual proxy statement that discusses the committee's composition and responsibilities and how they were discharged, as required by applicable SEC and Nasdaq rules.

12. Review with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

13. Conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist it in the conduct of any such investigation.

14. Report through its Chairman to the Board of Directors following the meetings of the Audit Committee.

15. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

RADYNE COMSTREAM INC.            VOTE BY INTERNET - www.proxyvote.com
C/O PROXY SERVICES               Use the Internet to transmit your voting
P.O. BOX 9142                    instructions and for electronic delivery of
FARMINGDALE, NY 11735            information up until 11:59 P.M. Eastern Time
                                 the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                 VOTE BY PHONE - 1-800-690-6903 Use any
                                 touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                 VOTE BY MAIL -
                                 Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Radyne ComStream Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.




                   RADYNE KEEP THIS PORTION FOR YOUR RECORDS
                         TO VOTE, MARK BLOCKS BELOW IN
                         BLUE OR BLACK INK AS FOLLOWS:
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                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RADYNE COMSTREAM INC.

  ELECTION OF DIRECTORS
                                        For   Withhold   For All
  1. 01) Lim Ming Seong                 All     All      Except
     02) Lee Yip Loi
     03) Dennis W. Elliott              / /     / /       / /
     04) Tang Kum Chuen
     05) Robert C. Fitting              To withhold authority to vote, mark
     06) Dr. C.J. Waylan                "For All Except" and write the nominee's
                                        number on the line below.

                                        ----------------------------------------

  2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before this meeting.

  IF YOU RETURN YOUR PROPERLY EXECUTED PROXY, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                PLEASE MARK, SIGN AND DATE THE REVERSE SIDE AND
          RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or at any adjournment thereof.

Please sign EXACTLY as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.


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Signature (PLEASE SIGN WITHIN BOX)      Date


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Signature (Joint Owners)                Date

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                             RADYNE COMSTREAM INC.

                 ANNUAL MEETING OF STOCKHOLDERS -- MAY 24, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Robert C. Fitting and Garry D. Kline, and each of them, proxies, with full power of substitution, acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of Radyne ComStream Inc., which the undersigned is entitled to vote, at the Annual Meeting of Stockholders to be held at the offices of the Corporation at 3138 East Elwood Street, Phoenix, Arizona, 85034, on Thursday, May 24, 2001, at 2:00 p.m. local time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.


 PLEASE VOTE, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE

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